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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                  Filed Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 3, 2004

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                               CONOLOG CORPORATION
                    -----------------------------------------
               (Exact name of registrant as specified in charter)

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
           Delaware                          0-8174                      52-0853566
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
 (State or other jurisdiction           (Commission File               (IRS Employer
      of incorporation)                      number)                 Identification No.
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                  5 Columbia Road, Somerville, New Jersey 08876
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               (Address of principal executive offices) (Zip Code)

                                 (908) 722-8081
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              (Registrant's telephone number, including area code)

                                       N/A
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [   ]    Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [   ]    Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [   ]    Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CRF 240.13e-4(c))




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Item 2.02         Results of Operations and Financial Conditions

         On December 3, 2004, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing the Company's financial results for the quarter ended October 31, 2004.
         The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CONOLOG CORPORATION



                                       /s/ Robert S. Benou
                                       -------------------------------------
Dated:  December 7, 2004               By: Robert S. Benou
                                           Chairman, Chief Operating Officer and
                                           Chief Financial Officer



                                INDEX TO EXHIBITS

Exhibit Number     Description

99.1 Press Release dated December 3, 2004, announcing the Company's financial results for the quarter ended October 31, 2004 issued by Conolog Corporation.